                                                                    EXHIBIT 99.1


                             JOINT VENTURE AGREEMENT

                                     BETWEEN

                             SONICBLUE INCORPORATED,

                                  SONICA3, INC.

                                       AND

                             VIA TECHNOLOGIES, INC.

                           DATED AS OF JANUARY 3, 2001

                                TABLE OF CONTENTS

                                                                                           PAGE
1. DEFINITIONS...............................................................................1

   1.1.  "Articles of Association"...........................................................1
   1.2.  "Board of Directors"................................................................1
   1.3.  "Business Day"......................................................................1
   1.4.  "Class A Common Shares," "Class B Common Shares" and "Class C Common Shares"........1
   1.5.  "Confidential Information"..........................................................1
   1.6.  "Independent Accounting Firm".......................................................2
   1.7.  "Investment Agreement"..............................................................2
   1.8.  "Memorandum of Association".........................................................2
   1.9.  "Transfer"..........................................................................2

2. INCORPORATION.............................................................................2
   2.1.  Formation of JV.....................................................................2
   2.2.  The Name of JV......................................................................2
   2.3.  Principal Offices...................................................................2
   2.4.  Capital Contributions; Liabilities..................................................3
   2.5.  Reimbursement of Incorporation Expenses.............................................3
   2.6.  Profit-Based Earn Out...............................................................4

3. MANAGEMENT OF JV..........................................................................4
   3.1. Meetings and Resolutions of Stockholders.............................................4
   3.2. Election of Directors................................................................4
   3.3. Officers.............................................................................4
   3.4. Statement of Policy..................................................................4
   3.5. Accounting and Reporting Obligations.................................................5

4. RIGHTS AND OBLIGATIONS OF THE PARTIES.....................................................5
   4.1. Reports and Statements...............................................................5
   4.2. Transfer of Shares...................................................................5
   4.3. Confidentiality......................................................................6

5. TERM AND TERMINATION......................................................................8
   5.1. Closing Date.........................................................................8
   5.2. Term.................................................................................8
   5.3. Termination Events...................................................................8
   5.4. Nonsolicitation......................................................................8

6. MISCELLANEOUS.............................................................................8


                                       i
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                                TABLE OF CONTENTS
                                  (continued)

                                                                                           PAGE
   6.1.  Force Majeure.......................................................................8
   6.2.  Assignment..........................................................................9
   6.3.  Survival............................................................................9
   6.4.  Notices.............................................................................9
   6.5.  Export Control......................................................................10
   6.6.  Entire Agreement....................................................................10
   6.7.  Modification........................................................................11
   6.8.  Severability........................................................................11
   6.9.  No Waiver...........................................................................11
   6.10. Governing Law and Dispute Resolution................................................11
   6.11. Language............................................................................11
   6.12. No Agency...........................................................................11
   6.13. No Third Party Beneficiaries........................................................11
   6.14. Headings............................................................................12
   6.15. Construction and Reference..........................................................12
   6.16. Governmental Approvals..............................................................12
   6.17. Counterparts........................................................................12

Exhibits:

Exhibit A  Articles of Association
Exhibit B  Memorandum of Association

                             JOINT VENTURE AGREEMENT

          This Joint Venture Agreement (this "Agreement"), dated as of January 3, 2001 between SONICblue Incorporated, a corporation organized under the laws of the State of Delaware and Sonica3, Inc., a Delaware corporation (collectively "SONICblue" unless otherwise indicated herein), and VIA Technologies, Inc., a corporation organized under the laws of Taiwan ("VIA").

                                  INTRODUCTION

          A. SONICblue is engaged in the manufacture and sale of graphic accelerators and has a wide and rich experience in this field of industry.

          B. VIA is engaged in the manufacture and sale of core logic chipsets and has a wide and rich experience in this field of industry.

          C. SONICblue and VIA desire to form a corporation under the laws of the Cayman Islands ("JV") for the purpose of manufacturing and distributing graphics products and conducting related research and development activities. SONICblue Incorporated has designated Sonica3, Inc. to hold the Class A Common Shares of JV pursuant to Section 2.2(f) of the Investment Agreement (as defined below).

          IN CONCLUSION, in consideration of the foregoing premises and the covenants contained herein, the parties agree as follows:

          1. DEFINITIONS. Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meanings ascribed to them in the Investment Agreement (as defined below). In addition, for the purpose of this Agreement, the following terms shall have the meanings hereinafter set forth:

               1.1. "Articles of Association" shall mean the Articles of Association of JV attached hereto as Exhibit A, as amended from time to time.

               1.2. "Board of Directors" shall mean the board of directors of JV as from time to time constituted pursuant to the terms of this Agreement.

               1.3. "Business Day" shall mean any day except a Saturday, Sunday or other day on which commercial banks in New York are authorized or required by law or executive order to close.

               1.4. "Class A Common Shares," "Class B Common Shares" and "Class C Common Shares" are defined in the Memorandum of Association.

               1.5. "Confidential Information" shall mean any trade secrets, know-how, data, formulas, processes, source code, netlists, Intellectual Property or other nonpublic information, tangible or intangible, of one party that becomes known by the other party.

Any information exchanged by the parties and entitled to protection under this Agreement shall be identified as such by appropriate marking as "Confidential" on any documents exchanged, or, if the disclosure has been made orally or if it is not feasible to mark the disclosed information, then the disclosing party shall identify the information as "Confidential" at the time of disclosure and, within two (2) weeks of the disclosure, shall confirm in writing the confidential nature of such disclosure.

               1.6. "Independent Accounting Firm" shall mean a certified public accounting firm qualified under the laws of the United States that, under the rules of the American Institute of Certified Public Accountants and the SEC, is independent from the Person retaining such firm.

               1.7. "Investment Agreement" shall mean the Amended and Restated Investment Agreement, between SONICblue and VIA, dated as of August 28, 2000.

               1.8. "Memorandum of Association" shall mean the Memorandum of Association of JV attached hereto as Exhibit B, as amended from time to time.

               1.9. "Transfer", when used as a verb, shall mean to sell, pledge, assign, encumber, dispose of or otherwise transfer (including by merger, testamentary disposition, interspousal disposition pursuant to a domestic relations proceeding or otherwise or otherwise by operation of law), or, when used as a noun, means a sale, pledge, assignment, encumbrance, disposition, or other transfer (including a merger, testamentary disposition, interspousal disposition pursuant to a domestic relations proceeding or otherwise or other transfer by operation of law).

          2.   INCORPORATION.

               2.1. Formation of JV. On the day prior to the Closing Date and after receipt of all Government Approvals, the Parties shall form JV by filing the Memorandum of Association and Articles of Association in the forms attached hereto as Exhibits A and B. On the Closing Date, the parties shall cause JV to execute this Agreement, the Investment Agreement, and the other JV Transaction Agreements to which it is a party and, thereupon, it shall become a party to this Agreement and the Investment Agreement, and the other JV Transaction Agreements to which it is a party.

               2.2. The Name of JV. The name of JV shall be set forth in the Memorandum of Association as S3 Graphics Co., Ltd.

               2.3. Principal Offices. The principal office and place of business of JV shall be located at 2841 Mission College Boulevard, Santa Clara, California, or at such other place as the Board of Directors may from time to time designate. The registered office of the company shall be at the offices of Charles Adams, Ritchie & Duckworth, P.O. Box 709 GT, Zephyr House, Mary Street, Grand Cayman, Cayman Islands, B.W.I.


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

               2.4. Capital Contributions; Liabilities.

                    2.4.1 The authorized capital stock of JV shall consist of the number and classes of shares set forth in the Memorandum of Association and each class of shares shall have such rights, preferences and privileges, and the qualifications, limitations or restrictions thereof, as are described in the Memorandum of Association. The parties hereby agree to form JV through the filing of the Memorandum of Association and Articles of Association, which provide that the Class A shareholders the Class B shareholders and Class C shareholders shall have fifty percent (50%), forty-eight percent (48%) and two percent (2%), respectively, of the voting power of JV irrespective of the actual number of outstanding shares of such class with respect to the election of directors and own one tenth of one percent (.1%), ninety-nine and four tenths percent (99.4%), and one-half of one percent (.5%), respectively, of the economic interest of JV. SONICblue or its designee shall own all outstanding shares of Class A stock and JV shall not, except for Class B shares and Class C shares, authorize any other class of shares with rights to vote for the election of directors.

                    2.4.2 SONICblue shall contribute the Graphics Chip Business Assets to such entity or entities as JV designates and execute and deliver all of the JV Transaction Agreements to which it is a party, and JV shall issue to SONICblue Incorporated or its designee 100,000,000 shares of its Class A Common Shares.

                    2.4.3 VIA or its designee shall contribute to JV the cash and/or securities set forth in Section 2.2(c) of the Investment Agreement and execute and deliver all of the JV Transaction Agreements to which it is a party, and JV shall issue to VIA or its designee 30,000,000 shares of its Class B Common Shares. VIA shall retain all of its shares of Class B Common Shares in one entity.

                    2.4.4 Wallvision Electronic Inc. shall contribute to JV $ 337,525 and JV shall issue to Wallvision Electronic Inc. 200,000 shares of Class C Common Shares.

                    2.4.5 VIA shall make such additional contributions of cash and/or securities to JV as JV and VIA shall from time to time determine are necessary or advisable. Subject to the terms of the Investment Agreement, JV shall assume the Assumed Liabilities. No other liabilities or obligations of SONICblue of any nature, whether known or unknown, whether fixed or contingent, accrued or unaccrued, shall be assumed by JV, and such liabilities and obligations shall remain the responsibility of SONICblue.

               2.5. Reimbursement of Incorporation Expenses. JV shall reimburse the party hereto acting as the incorporator for reasonable expenses incurred directly by it in connection with the incorporation of JV to the extent permitted under the laws of the Cayman Islands.

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

               2.6. Profit-Based Earn Out. JV shall pay SONICblue $100 million in each of fiscal years 2001 and 2002 if JV earns annual net operating income (before income taxes, extraordinary transactions and non-recurring items) in excess of $500 million in each of such fiscal years determined in accordance with GAAP. Such payment shall be in cash and shall be paid within 10 business days following the release of JV's audited financial statements for such applicable fiscal years.

          3.   MANAGEMENT OF JV.

               3.1. Meetings and Resolutions of Stockholders. Meetings of shareholders may be called from time to time in accordance with the Articles of Association, and convened in accordance with the provisions thereof.

               3.2. Election of Directors. JV shall be administered by a Board of Directors composed of six (6) directors. The Board of Directors shall be divided into three classes of two each. One class of directors shall be subject to reelection at each annual meeting of the stockholders. The initial members of the Board of Directors and their respective reelection year shall be as follows:

        Class I                      Class II                      Class III
(Term Expires in 2001)        (Term Expires in 2002)        (Term Expires in 2003)
----------------------        ----------------------        ----------------------
Cher Wang                     Jonathan Chang
Tzu-Mu Lin                    Timothy Chen                  Kenneth Potashner
                                                            Wen-Chi Chen


               3.3. Officers.

                    3.3.1 The Board of Directors shall appoint the officers of JV and vest them with such titles and powers, as required by Applicable Law.

                    3.3.2 Each of the parties hereto shall cause the directors it has nominated to exercise their voting rights as members of the Board of Directors to elect the following persons as the initial officers of JV:

               Chief Executive Officer: Wen-Chi Chen
               Chief Financial Officer: Gerry Liu

               3.4. Statement of Policy.

               3.4.1 The parties hereto intend that the business and affairs of JV be carried on and conducted in a sound, prudent and constructive manner for the purpose of building a successful and financially strong corporation.

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

               3.4.2 The day-to-day operations of JV shall be managed by the officers appointed under Section 3.3.2 above and supervised by the Board of Directors. Such operations shall be conducted in accordance with the policies established by the Board of Directors and pursuant to such resolutions as the Board of Directors may from time to time adopt.

          3.5. Accounting and Reporting Obligations.

               3.5.1 JV's fiscal year shall be the 12 month period ending on December 31.

               3.5.2 The Board of Directors shall designate an Independent Accounting Firm.

               3.5.3 The annual accounting report of JV shall be audited at the expense of JV by its Independent Accounting Firm in accordance with generally accepted auditing standards.

     4.   RIGHTS AND OBLIGATIONS OF THE PARTIES.

          4.1. Reports and Statements. JV shall provide the following reports and statements to the parties within the time periods set forth below:

               (a) Within 45 days after the close of each fiscal quarter, a report on booking and billing quarterly results, balance sheet, statement of operations and cash flow statement.

               (b) Within 3 months after the end of each fiscal year, a report on booking and billing annual results, balance sheet, statement of operations, cash flow statement and statement of shareholders equity.

          4.2. Transfer of Shares. No shares of Class A Common Shares shall be Transferred for consideration or otherwise other than to a party hereto or a subsidiary or designee of a party to this Agreement unless the other shareholder(s) consent(s) in writing to such Transfer. If SONICblue or Sonica3 proposes to Transfer any shares of Class A Common Shares, then VIA and JV shall have a right of first refusal (the "Right of First Refusal") to purchase some or all of such shares of Class A Common Shares proposed to be Transferred. SONICblue or Sonica3 shall give a written notice (the "Transfer Notice") to VIA and JV describing fully the proposed Transfer including the number of shares proposed to be Transferred, the proposed Transfer price and the name and address of the proposed transferee. The Transfer Notice shall be signed both by SONICblue or Sonica3 and by the proposed transferee and must constitute a binding commitment of both such parties for the Transfer of such Class A Common Shares. VIA or JV shall exercise this Right of First Refusal by delivery of a notice of exercise to SONICblue or Sonica3 within 30 days after the receipt of the

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

Transfer Notice by SONICblue or Sonica3. Such notice shall indicate the number of shares of Class A Common Shares VIA and JV wish to purchase under this Right of First Refusal. SONICblue or Sonica3 shall then sell to VIA and JV on a date set by VIA or JV which is not more than 30 days after the date of its response notice the number of shares set forth in the response notice at a price per share equal to the proposed per share Transfer price and on the payment terms set forth in the Transfer Notice. If VIA and JV elect to purchase none or less than all of the shares of Class A Common Shares to be Transferred by SONICblue or Sonica3, SONICblue or Sonica3 may Transfer all of such shares, or the balance of such shares, as the case may be, to the proposed transferee on the terms set forth in the Transfer Notice. If the proposed Transfer price or the terms of payment set forth in the Transfer Notice changes, or if the sale of the Class A Common Shares is not consummated with the proposed transferee within 30 days of JV's or VIA's response notice, SONICblue or Sonica3 shall be required to reinstitute the above procedures if it intends to Transfer its Class A Common Shares on such different terms or after the aforesaid 30-day period.

          4.3. Confidentiality.

               4.3.1 Except as expressly authorized by the disclosing party, each party agrees not to disclose or permit the disclosure or use by others of any Confidential Information of the disclosing party, and agrees that it will use such Confidential Information only for the purpose of its Graphics Chip Business. The restrictions on use and disclosure of Confidential Information shall not apply to the extent such Confidential Information (i) becomes a matter of public knowledge through no action or inaction of the party receiving the Confidential Information, (ii) was in the receiving party's possession before receipt from the party providing such Confidential Information, (iii) is rightfully received by the receiving party from a third party without any duty of confidentiality, (iv) is disclosed to a third party by the party providing the Confidential Information without a duty of confidentiality on the third party, (v) is disclosed with the prior written approval of the party providing such Confidential Information, or (vi) is independently developed by the receiving party without any use of the other party's Confidential Information. Disclosure of the other party's Confidential Information by the receiving party shall not constitute a material breach of this Agreement, if the disclosing party can prove that the disclosure occurred despite the receiving party's exercise of the same degree of care used by the receiving party to safeguard its own similar type of Confidential Information, but in no event less than a reasonable degree of care, and that the receiving party has used best efforts to minimize any adverse effects resulting from such disclosure and to prevent any further use or unauthorized disclosure.

               4.3.2 In furtherance, and not in limitation of the foregoing
Section 4.3.1, each party agrees to do the following with respect to any such Confidential Information: (i) exercise the same degree of care to safeguard the confidentiality of, and prevent the unauthorized use of, such information as that party exercises to safeguard the confidentiality of its own similar type of Confidential Information; (ii) restrict disclosure of such information to those of its employees and agents who have a "need to know" and, with prior written approval of the disclosing party, those of its third party contractors who have a "need to know," and (iii) instruct, require and obtain the written agreement of such employees, agents and subcontractors to maintain the confidentiality of such information and not to use such Confidential Information except as expressly permitted. Each party further agrees not to remove or destroy any proprietary or confidential legends or markings placed upon any documentation or other materials.

               4.3.3 The terms and conditions of this Agreement are Confidential Information, provided, however, that either party may disclose this Agreement:
(a) to its legal and financial advisers on a need-to-know basis; (b) to third-party financing sources on a need-to-know basis and subject to a non-disclosure agreement; and (c) to the extent necessary to comply with Applicable Law, including, but not limited to SEC regulations, provided that the party proposing to make such disclosure shall, if possible, provide prior notice to the other party and an opportunity to reasonably contest the need for such disclosure. In addition, either party may disclose the general terms and conditions of this Agreement (but not the Agreement itself) to customers of JV's products under a non-disclosure agreement.

               4.3.4 The obligations under this Section 4.3 shall not prevent the parties from disclosing the Confidential Information or terms of this Agreement to any Governmental Authority as required by law (provided that the party intending to make such disclosure in such circumstances has given the other party prompt notice prior to making such disclosure so that the other party may seek a protective order or other appropriate remedy prior to such disclosure and cooperates fully with such other party in seeking such order or remedy).

               4.3.5 Each party shall be free to use for any purpose (including, but not limited to, use in the development, manufacture, marketing and maintenance of its own products and services) the Residuals (as defined below) resulting from access to or work with Confidential Information, provided that the party maintains the confidentiality of the Confidential Information as provided herein, and nothing herein shall be deemed to grant a license under any patents that may cover such Residuals. The term "Residuals" shall mean information in non-tangible form that may be inadvertently retained by persons who have had rightful access to the Confidential Information, including the ideas, concepts, know-how or techniques contained therein. Notwithstanding the provisions of this Section 4.3.5, neither party may avoid its obligations toward a particular item of Confidential Information merely by having a person commit such item to memory so as to reduce it to a non-tangible form.

          The obligations under this Section 4.3 shall apply with respect to any Confidential Information for a period of five (5) years from the date of disclosure of such Confidential Information to the other party, unless with respect to any particular Confidential

Information the providing party in good faith notifies the receiving party that a longer period shall apply, in which case the obligations under this Section
4.3 with respect to such Confidential Information shall apply for such longer period.

     5.   TERM AND TERMINATION.

          5.1. Closing Date. This Agreement shall come into force on the Closing Date and shall remain in effect until terminated in accordance with the terms of this Section 5.

          5.2. Term. The term of this Agreement shall be perpetual unless otherwise provided for in this Agreement.

          5.3. Termination Events.  This Agreement shall terminate:

               5.3.1 If the Investment Agreement terminates, whether before or after the Closing; or

               5.3.2 If SONICblue or its successor-in-interest by operation of law sells, assigns, transfers, pledges or otherwise disposes of the Class A Common Stock pursuant to the terms of this Agreement or the Class A Shares Option Agreement.

          5.4. Nonsolicitation. So long as a party or its Affiliate(s) holds shares in JV, except as otherwise agreed by the parties, such party and its Affiliate(s) shall be prohibited from soliciting for employment or recommending for employment any person employed by the other party, an Affiliate of the other party or by JV. The foregoing restrictions shall not apply to or be breached by
(i) advertising of open positions, participating in job fairs and comparable activities, or other forms of soliciting candidates for employment which are general in nature and not directed specifically at any such employees, (ii) responding to unsolicited inquiries about employment opportunities or possibilities from job placement agencies or other agents acting for unidentified principals, or (iii) responding to unsolicited inquiries about employment opportunities from any individual.

     6.   MISCELLANEOUS.

          6.1. Force Majeure. No party shall be liable for failure to perform (other than payment of amounts due), in whole or in material part, its obligations under this Agreement, if such failure is caused by acts of God, earthquakes, fires, natural disasters, explosions, declared public states of emergency due to acts of public enemy, riots, civil commotion and insurrection, or any other similar catastrophic casualty, occurrence, condition, event or circumstance not reasonably within the excused Party's control and which could not have been anticipated and avoided by reasonable measures; provided, however, that Force Majeure shall not include any action or failure to act by the

Government of Taiwan or any agency, committee or subdivision thereof, including, without limitation, any act, order or injunction against (or failure to approve, where such approval is legally required to accomplish) the transfer of funds or property pursuant to, or the consummation of any other action contemplated by, this Agreement

          6.2. Assignment. Except as provided herein or in the Investment Agreement, neither this Agreement nor any of the rights and obligations created hereunder may be assigned, transferred, pledged, or otherwise encumbered or disposed of, in whole or in part, whether voluntary or by operation of law, or otherwise, by either party without the prior written consent of the other party, and any attempt to do so, contrary to the terms of this Agreement, shall be null and void.

          6.3. Survival. Without limiting any provision in any of the JV Transaction Agreements, the obligations of the parties pursuant to Sections 2.5 (Reimbursement of Incorporation Expenses), 2.6 (Profit-Based Earn Out), 4.3 (Confidentiality), 5.4 (Nonsolicitation), 6.3 (Survival), 6.4 (Notices), and 6.6 through 6.17 shall survive the termination of this Agreement.

          6.4. Notices. All notices, requests, consents, demands, instructions, approvals and other communications hereunder shall be in writing and shall be validly given, made or served, if delivered personally or sent by mail, recognized courier service, telex or telefax (confirmed by mail or recognized courier service in the case of telefaxes), and shall be deemed effective when actually received, as follows:

        If to SONICblue Incorporated or to Sonica3, Inc., to:

        SONICblue Incorporated/ or to Sonica3, Inc., as applicable 2841 Mission College Blvd.
        Santa Clara, California 95054
        Attention: President
        Fax: (408) 588-8050

        With copies to:

        Pillsbury Winthrop LLP
        2550 Hanover Street
        Palo Alto, California 94304
        Attention: Jorge A. del Calvo, Esq.
        Fax: (650) 233-4545

        If to VIA, to:

        VIA Technologies, Inc.
        8F, No. 553 Chung-Cheng Road

        Hsing-Tien,Taipei
        Taiwan
        Attention: President
        Telecopier:  886-2-2218-7970

        With a copies to:

        Heller Ehrman White & McAuliffe LLP
        525 University Avenue
        Palo Alto, California 94301-1900
        Attention:  Sarah A. O'Dowd, Esq.
        Fax:  (415) 324-0638

        If to JV, to:

        S3 Graphics Co., Ltd.
        c/o VIA Technologies, Inc.
        2841 Mission College Blvd.
        Santa Clara, California 95054
        Attention: President
        Fax: (408) 588-8050

          With copies to S3 and VIA as above provided or to such other address or addresses as any party may from time to time designate in writing delivered in a like manner to the other parties hereto.

          6.5. Export Control. Without in any way limiting the provisions of this Agreement, each of the parties agrees that no products procured from or technical information disclosed by the other party or JV under this Agreement are intended to or shall be exported or re-exported, directly or indirectly, to any destination restricted or prohibited by Applicable Law without necessary authorization by the Governmental Authorities.

          6.6. Entire Agreement. This Agreement, the Investment Agreement and the JV Transaction Agreements and the exhibits and schedules hereto and thereto, embody the entire agreement and understanding between the parties with respect to the subject matter hereof, superseding, as of the Closing Date, all previous and contemporaneous communications, representations, agreements and understandings, whether written or oral, in existence on the date this Agreement is executed. Neither party has relied upon any representation or warranty of the other party except as expressly set forth herein.


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

          6.7. Modification. This Agreement and the surviving provisions thereof may not be modified or amended, in whole or part, except by a writing executed by duly authorized representatives of both parties.

          6.8. Severability. If any term or provision of this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable, such provision shall be deemed severed from this Agreement. The remaining provisions of this Agreement shall remain in full force and effect, and shall be construed and interpreted in a manner that corresponds as closely as possible with the intentions of the parties as expressed in this Agreement.

          6.9. No Waiver. Except to the extent that a party hereto may have otherwise agreed in writing, no waiver by that party of any condition of this Agreement or breach by the other party of any of its obligations or representations hereunder shall be deemed to be a waiver of any other condition or subsequent or prior breach of the same or any other obligation or representation by the other party, nor shall any forbearance by the first party to seek a remedy for any noncompliance or breach by the other party be deemed to be a waiver by the first party of its rights and remedies with respect to such noncompliance or breach.

          6.10. Governing Law and Dispute Resolution. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of law. For purposes of any action or proceeding involving this Agreement, JV hereby expressly submits to the jurisdiction of all federal and state courts located in the State of California and consents to be served with any process or paper by registered mail or by personal service within or without the State of California.

          6.11. Language. This Agreement, and the exhibits and schedules hereto, including the Memorandum of Association and Articles of Association, are in the English language, which language shall be controlling in all respects.

          6.12. No Agency. This Agreement shall not constitute an appointment of either party as the legal representative or agent of the other party, nor shall either party have any right or authority to assume, create or incur in any manner any obligation or other liability of any kind, express or implied, against, in the name or on behalf of, the other party. Nothing herein or in the transactions contemplated by this Agreement shall be construed as, or deemed to be, the formation of a partnership by or among the parties. No party has the authority to make, on behalf of the JV or the other party, an election for the JV to be taxable as other than a corporation for United States federal income tax purposes.

          6.13. No Third Party Beneficiaries. No provisions of this Agreement are intended to, or shall be construed to, confer upon or give to any person other than the parties hereto and thereto, any rights, remedies or other benefits under or by reason of such agreements.

          6.14. Headings. The section and other headings contained in this Agreement are for convenience of reference only and shall not be deemed to be a part of this Agreement or to affect the meaning or interpretation of this Agreement.

          6.15. Construction and Reference. Words used in this Agreement, regardless of the number or gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender masculine, feminine or neutral, as the context shall require. Unless otherwise specified, all references in this Agreement to Sections are deemed references to be corresponding Sections in this Agreement, and all references in this Agreement to Exhibits are references to the corresponding Exhibits attached to this Agreement.

          6.16. Governmental Approvals. Each of the parties shall use its reasonable best efforts to obtain all Governmental Approvals and shall cooperate with the other parties in good faith.

          6.17. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which shall be deemed to constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives on the date set forth above.

SONICblue Incorporated                        VIA Technologies, Inc.


-----------------------------------------     ------------------------------------------
            Signature                                      Signature


By: /s/ Ken Potashner                         By: /s/ Jonathan Chang
    -------------------------------------         --------------------------------------
    Ken Potashner                                 Wen-Chi Chen*
    Chief Executive Officer                       President and Chief Executive Officer
                                                  *By power of attorney

Date:                                         Date:
     ------------------------------------          -------------------------------------

Acknowledged and adopted by:

S3 Graphics Co., Ltd.                         Sonica3, Inc.

/s/ Shao-Hung Gerald Liu                      /s/ Ken Potashner
-----------------------------------------     ------------------------------------------
            Signature                                      Signature

By:                                           By:
    -------------------------------------         --------------------------------------
    Shao-Hung Gerald Liu                          Ken Potashner
    Chief Financial Officer                       Chief Executive Officer

Date:                                         Date:
     ------------------------------------          -------------------------------------


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